Exhibit 99.1

COMFORT SYSTEMS USA

Quality People. Building Solutions.

As of June 1, 2006

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Comfort Today

ANNUAL REVENUES
Over $20M
$10M - $20M
Under $10M
Atlas Comfort Systems USA
Comfort Systems USA National Accounts

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What We Do

Commercial HVAC

Applied Systems

Piping

Service, Repair, Retrofit

Quality People. Building Solutions.

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Long Term Industry Growth

Commercial, Industrial, Institutional HVAC – A $40B+ Industry

160
140
120
100
80
60
5%
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004

The Dodge Index for Nonresidential Building Construction
1996=100

DRIVERS

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Industry Trend Toward Service & Replacement (Recurring Revenue)

100%
50%
0%
Share of Industry Revenues
NEW CONSTRUCTION
70%
70%
30%
30%
SERVICE & REPLACEMENT
1980
Time

Source: The Trane Company

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Revenues by Activity

YTD March 2006
12%
26%
62%
Service and Maintenance
New Construction/ Installation
Replacement

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Diverse Project Mix

OF PROJECTS (As of March 31, 2006)
4,442
183
45
8
2
4,000
2,000
0
TOTAL PROJECTS = 4,680
0-1M
1-5M
5-10M
10-15M
15+M
PROJECT SIZE

Average Project Size

$320,000

Average Project Length

3-6 months

Value of Projects >$1M

$829.4M

Value of Projects <$1M

$658.3M

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Select General Contractors

COMFORT SYSTEMS USA

- Hunt Construction Group
- WEITZ
- WHITING-TURNER
- Turner
- BRASFIELD & GORRIE — Exceeding Expectations, Every Day!
- Gilbane
- ROBINS & MORTON
- JE DUNN Construction
- SWINERTON INCORPORATED
- McCARTHY
- CLARK CONSTRUCTION
- R. J. Griffin & Company — General Contractors
- It's time to expect more. CENTEX CONSTRUCTION

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Diverse End-Use Base

YTD March 2006
10%
12%
9%
10%
15%
23%
6%
1%
9%
3%
2%

- Healthcare
- Schools
- Government
- Manufacturing
- Office Building
- Multi-Family
- Retail
- Distribution
- Other
- Hotels
- Residential

Top Ten Customers

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History – Financial

Revenues
$ Revenue
2,000
1,500
1,000
500
0
298
854
1370
1591
1546
819
785
820
900
1997
1998
1999
2000
2001
2002
2003
2004
2005
Acquisition Phase and Industry Growth
Sale of Assets
Capital Structure Management
$ Debt
400
300
200
3.6
3.9
2.7
0.7
0.6
0.3
0.00
0.0
346
275
205
15
10
9
May 00
Dec 00
Dec 01
Dec 02
Dec 03
Dec 04
Dec 05
Sale of Assets
4.0
3.0
2.0
1.0
0
Debt — EBITDA
Nonresidential Construction Spending (FW Dodge)
160
140
120
100
80
60
9/11/01
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
Sharpest downturn in 30 years
Best-ever industry growth

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Backlog (in millions)

727.2
681.7
635.3
621.1
573.3
512.8
453.5
429.7
419.6
350.1
600
400
200
0
Dec. 03
Mar. 04
Jun. 04
Sept. 04
Dec. 04
Mar. 05
Jun. 05
Sept. 05
Dec. 05
Mar-06

Note: Excludes all divested and discontinued operations

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Safety

Industry Average
Comfort Systems USA
15.0
10.0
5.0
0.0
OSHA Recordable Rate
20% Difference
50% Difference
1998
1999
2000
2001
2002
2003
2004
2005

Our safety record is no accident.

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Revenues (2001 – 2006)

$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Revenues
2001
2002
2003
2004
2005
Q1 06

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Operating Margins [(a)]

6%
5%
4%
3%
2%
1%
0%
Annual Operating Margin
2002
2003
2004
2005
Q106

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Profile For Growth

Service
ACQUISITIONS
INCREMENTAL SERVICE GROWTH
CURRENT OPERATIONS (CONSTRUCTION AND SERVICE)
Commercial HVAC
EARNINGS
TIME

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Core HVAC – Job Loop

Project Qualification
Project Estimating
Project Pricing
Project Management
Post Project Review

Job Loop

- Constant feedback
- Continuous improvement process

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Increase Service

Service
EARNINGS
TIME
ACQUISITIONS
INCREMENTAL SERVICE GROWTH
CURRENT OPERATIONS (CONSTRUCTION AND SERVICE)
Commercial HVAC

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Select Customers

COMFORT SYSTEMS USA

AT&T Wireless

Elizabeth Arden

BLOCKBUSTER VIDEO

TRANS WORLD ENTERTAINMENT

84

THE HOME DEPOT

Hot Topic

Liz claiborne

CARMAX THE AUTO SUPERSTORE

CHARMING SHOPPES, INC.

Advance Auto Parts

OfficeMax

Eye Care Centers of America, Inc.

RACK ROOM SHOES

GYMBOREE

Grubb & Ellis. Property Solutions Worldwide

STORAGE USA

DSW

MC SPORTS

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Quality People. Building Solutions.	[LOGO]

[GRAPHIC]

As of June 1, 2006

Safe Harbor Statement

This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as Amended. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. Such risks, uncertainties and other important factors include, among others, the retention of key management, national or regional weakness in non-residential construction activity, difficulty in obtaining or increased costs associated with bonding, shortages of labor and specialty building materials, seasonal fluctuations in the demand for HVAC systems, the use of incorrect estimates for bidding a fixed price contract, the Company’s backlog failing to translate into actual revenue or profits, errors in the Company’s percentage of completion method of accounting, the result of competition in the Company’s markets, and the imposition of past and future liability from environmental, safety and health regulations. The foregoing and other factors are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Vision

To be the nation’s premier HVAC and mechanical systems installation and services provider.

[GRAPHIC]

Mission

To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

Values

•      Honesty and Integrity

•      Respect for ALL Stakeholders

•      Exceed Customer Expectations

•      Seek “Win-Win” Solutions

•      Entrepreneurial Spirit and Drive

•      Premier Safety Performance

•      Communicate Openly

•      Positively Impact Our Communities

•      Think National - Act Local

[GRAPHIC]

Comfort Systems USA

•      National

•      Commercial, Industrial, Institutional

•      HVAC/Piping/Plumbing

•      Strong balance sheet

•      Profitable/cash flow positive in tough 01-03 conditions

•      Good results in 04

•      Increased growth, profitability and cash flow in 05/06

•      2005 - $900 million revenues

•      62% new construction; 38% service, repair, retrofit

•      Current run rate approximately $1 billion

[GRAPHIC]

Comfort Today

[GRAPHIC]

What We Do

[GRAPHIC]

Commercial HVAC

[GRAPHIC]

Applied Systems

[GRAPHIC]

Piping

[GRAPHIC]

Service, Repair, Retrofit

Quality People.

Building Solutions.

What We Do

[GRAPHIC]

Long Term Industry Growth

Commercial, Industrial, Institutional HVAC – A $40B+ Industry

[CHART]

The Dodge Index for Nonresidential Building Construction

1996=100

DRIVERS

•      Building comfort a “necessity”

•      Mechanical equipment – requires service, repair, replacement

•      Increasing technical content and building automation

•      Energy efficiency and IAQ emerging

•      Outsourcing

Nonresidential Construction Spending ($ in billions)

			3-Year		3-Year
	2002	2005	CAGR	2008	CAGR
Manufacturing	$13.2	$18.8	12.5%	$29.7	16.5%
Office	32.3	28.5	(4.1)%	40.9	12.8%
Lodging	8.4	8.9	1.9%	11.7	9.5%
Health Care	14.1	13.4	(1.7)%	14.7	3.1%
Religious	6.7	5.5	(6.4)%	6.1	3.5%
Educational	10.5	8.8	(5.7)%	10.6	6.4%
Commercial(1)	42.8	42.0	(0.6)%	50.3	6.2%
Miscellaneous	6.0	6.1	0.6%	6.5	2.1%
Total	$134.0	$132.0	(0.5)%	$170.5	8.9%

Notes:

(1)   Commercial includes Farm, Automotive, Food & Beverage, Multi-Retail, Warehouses and Other Commercial

Source: US Department of Commerce and Portland Cement Association Estimates

Industry Trend Toward Service & Replacement (Recurring Revenue)

[CHART]

Source: The Trane Company

•      5+ million commercial buildings (DOE)

•      Recurring service

•      20 year replacement cycle

•      “Inventory” of future business

•      OEMs note significant deferred maintenance & replacement over recent years

Revenues by Activity

YTD March 2006

[CHART]

Diverse Project Mix

# OF PROJECTS (As of March 31, 2006)

[CHART]

PROJECT SIZE

Average Project Size
$320,000

Average Project Length
3-6 months

Value of Projects >$1M
$829.4M

Value of Projects <$1M
$658.3M

Select General Contractors

[LOGO]

*Trademarks and logos are the property of their respective owners.

Diverse End-Use Base

YTD March 2006

[CHART]

Top Ten Customers

•      Served by ten different Comfort operating units

•      Largest customer = less than 5% of revenues

Competitive Advantages

•      High quality operations

•      Ability to leverage and proliferate technical expertise

•      Ability to collaborate on large jobs and share labor

•      National multi-location service capability

•      Purchasing economics

•      Financing

•      Bonding and insurance

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Financial Overview

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History

•      1997 to 1999 – IPO, rapid acquisition growth, strong organic growth

•      2000 – Integration challenges, trough in profits, high leverage, start of rationalization of operations

•      2001 – Working capital conservation increases cash flow/reduces debt

•      2002 to 2003 – Sale of assets; smaller stronger platform weathers worst industry conditions in 30 years

•      2004 – Renewed growth

•      2005 – Increased growth and profitability

•      2006 – Increased productivity and growth; push to increase service, repair, retrofit

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History – Financial

Revenues	Capital Structure Management
[CHART]	[CHART]

[CHART]

Project Review and Controls

•      If project > 10% TTM revenues or new technical application

•      Then Senior Vice President review required prior to bid process

•      This may include blind estimate by another Comfort unit experienced in type/size of project

•      Bonding qualification

•      Project management training

•      Sarbanes/Oxley early compliance

•      Monthly POC Review

•      COO, CFO, Controller, RVP and Regional Controller

•      Review POC detail for 15 largest projects at each of 40 operating units

•      Focus on underbillings and estimate changes

•      Cost-to-complete reviews at units

•      RVP or Regional Controller participates in cost-to-complete for every unit at least once a quarter

•      RVP and Regional Controller participate in multiple units’ cost-to-completes at quarter-end

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Backlog (in millions)

[CHART]

Note: Excludes all divested and discontinued operations

•      9 consecutive record backlog quarters

•      Includes $16 million of acquired backlog in 1Q05

Safety

[CHART]

Source:  Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1710 – Specialty Trades Contractors – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822

Our safety record is no accident.

•      Safe employees

•      Valued by customers

•      Lost time accident rate is 80% less than industry average

•      Claims cost per payroll dollar down from 4.6% to 1.7%

•      We can change behavior

Financial Profile – Ongoing Operations

	1Q		Full Year
	06	05	05(1)	04(1)

Revenues	$237.9	$195.3	$899.5	$778.6

Adjusted EBITDA	$8.0	$2.2	$37.0	$25.5
% Revenue	3.3%	1.1%	4.1%	3.3%
Operating Income	$6.7	$1.3	$32.6	$21.1
% Revenue	2.8%	0.7%	3.6%	2.7%
Net Income - Contg Ops	$4.3	$0.6	$18.1	$12.0
% Revenue	1.8%	0.3%	2.0%	1.5%
Diluted EPS - Contg Ops	$0.11	$0.01	$0.45	$0.30
Free Cash Flow	$(15.4)	$(7.4)	$32.0	$21.7

Debt	$0.0	$8.3
Cash	$58.4	$22.5
Backlog	$727.2	$573.3

(1)   This table includes non-GAAP financial information as the information provided excludes goodwill impairment and the expensing of financing costs.

Revenues (2001 – 2006)

[CHART]

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Operating Margins (a)

[CHART]

(a)   This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $0.2 million, $2.7 million, $0.6 million and $33.9 million for 2002, 2003, 2004 and 2005, respectively.

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Financial Strengths

•      Market share up – revenue and profit performance better than industry

•      Commitment to cost containment

•      $58 million cash at 3/31/06; substantial credit capacity if needed

•      Positive free cash flow for last seven calendar years

[GRAPHIC]

Profile For Growth

[GRAPHIC]

Strategy

Increase Productivity

•      Education

•      Leadership

•      Project Managers

•      Superintendents

•      Service Sales

•      Service Operations

•      Craft

•      Best Practices

•      Project Loop

•      Estimating

•      Cooperation with suppliers

•      Prefabrication

•      New materials and methods

•      Focus

•      Leadership

•      Management

Core HVAC – Job Loop

[GRAPHIC]

Project Qualification
Project Estimating
Post Project Review
Project Pricing
Project Management

Job Loop

•      Constant feedback

•      Continuous improvement process

The only things that evolve by themselves in an organization are disorder, friction and malperformance.

-Peter Drucker

Strategy

Increase Service*

•      Grow Maintenance Base

•      Education

•      Sales

•      Sales Management

•      Service Operations

•      Target Retrofit Projects

•      Energy Efficiency

•      IAQ

* Maintenance, service, repair, retrofit

[GRAPHIC]

Increase Service

•      Higher margin opportunity

•      Full maintenance contracts/life of installation

•      Recurring revenue

•      National accounts

•      $2.50+ of repair and replacement for every $1.00 of maintenance

[GRAPHIC]

Select Customers

[LOGO]

*Trademarks and logos are the property of their respective owners.

Strategy

Grow

•      Internal Growth

•      More of what we do best

•      Service

•      Step Out Growth

•      New locations for existing companies

•      Techs “on their own”

•      Targeted acquisitions

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The Ideal Candidate

•      $20 million in revenue

•      Full service mechanical

•      In a growing market where we are not now

•      Company that has performed well in the past and has continuing demonstrable upside

•      Organizational structure capable of sustaining/improving the company

•      Ownership/management that wants to stay on to operate company

[GRAPHIC]

Target Cities

(Listed East to West)

•      Boston, MA

•      Providence, RI

•      Norfolk, VA

•      Richmond, VA

•      Raleigh/Durham, NC

•      Charleston, SC

•      Columbia, SC

•      Tampa, FL

•      Charlotte, NC

•      Spartanburg/Greenville, SC

•      Pittsburgh, PA

•      Atlanta, GA (Service)

•      Cincinnati, OH

•      Nashville, TN

•      Tulsa, OK

•      Dallas/Fort Worth, TX

•      San Antonio, TX

•      El Paso, TX

•      Albuquerque, NM

•      Boise, ID

•      Tucson, AZ

•      Las Vegas, NV

•      Los Angeles, CA

•      Seattle, WA

•      Portland, OR

Industry Activity

•      25 year CAGR – 5%

(F.W. Dodge)

•      Nonresidential new construction increasing

(U.S. Census Bureau - Construction Put In Place)

•      Deferred maintenance and replacement

Dodge Forecast March 06

06	+9%

07	+7%

08	+2%

Outlook

Long-Term

•      $40+ billion fragmented industry

•      HVAC is a basic necessity

•      Commercial construction strong

•      Growing installed base for recurring maintenance, service, repair and retrofit

•      Scale opportunities – service, purchasing, bonding, best practices

•      Diverse customer base and geography

•      Energy efficiency and IAQ

•      Financially and operationally sound – ready to grow

[GRAPHIC]

[LOGO]

Quality People. Building Solutions.

CONTACT US:

Bill George

Executive Vice President and CFO

1-800-723-8431

bgeorge@comfortsystemsusa.com

www.comfortsystemsusa.com